UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.   )
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☐      Preliminary Proxy Statement
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☐      Definitive Proxy Statement
☑      Definitive Additional Materials
☐      Soliciting Material Pursuant to Rule 14a-12
BELLSOUTH CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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June 26, 2006
A special publication covering topics related to the BellSouth and AT&T merger
SHAREHOLDERS OF BOTH COMPANIES MUST APPROVE THE MERGER PLANS BEFORE THE PROPOSED MERGER BETWEEN BELLSOUTH AND AT&T CAN BE COMPLETED.
BellSouth will hold a special meeting of shareholders on July 21, 2006, at the Cobb Galleria Centre in Atlanta, Ga., solely for the purpose of voting on the proposed merger. BellSouth shareholders have received a packet of shareholder materials including a proxy statement and details on the time and place for the meeting. Shareholders should read the proxy statement for answers to questions about the merger

Frequently Asked Questions
(For additional questions about voting on the merger go to www.bellsouth.com/investor.)
     I have received a large packet of shareholder information, including a proxy statement. What do I do with it?
The information in the proxy statement will answer many of your questions about the merger. The proxy statement describes, among other things, the proposals that will be considered at the special meeting of shareholders, the background of the merger, and other financial and business factors that were considered by the Board of

MERGER Report June 26, 2006	1

AT&T will hold a special meeting for its shareholders to approve the issuance of common stock in the merger. The AT&T meeting will be held in San Antonio, Texas, on July 21, 2006. Shareholders who own both BellSouth and AT&T stock will receive separate packages of materials, including proxy cards, from each company. If you own shares in both companies, you will need to vote all of your shares in each company. Note that even if you own stock in only one of the companies, it’s still possible you may receive more than one package and multiple proxy cards, depending on how you hold your shares.
Your vote is important so vote all
of your shares
It is important that you vote all proxy cards received from each company, whether from stock you hold in your 401(k) plan or stock that you hold separately. Approval of the merger requires a majority vote of all of BellSouth’s outstanding shares; therefore, not voting is the same as voting against the merger. Shareholders can quickly and easily vote their shares by phone, online, or mail. Instructions for voting are included in the shareholder materials. Shareholders can also vote in person at the special meeting of shareholders.
BellSouth’s Board of Directors unanimously recommends that shareholders vote “FOR” the merger.
Shareholder approval is just one step in the merger approval process. In addition to shareholder approval, the U.S. Department of Justice, Federal Communications Commission and several state public service commissions must approve the merger. Once shareholder and governmental approvals of the merger are complete, the transaction can be closed. Currently, closing is expected by the end of 2006. On the day of the closing, AT&T will issue a news release announcing that the closing has taken place. The news release will appear in the general news media and on BellSouth’s Internet site at www.bellsouth.com/investor. It also will be sent to employees as a NewsFlash via e-mail.
After all required approvals are granted and the merger is closed, each outstanding share of BellSouth common stock will be exchanged for 1.325 shares of AT&T stock. All BellSouth shareholders will, therefore, become shareholders of AT&T. No action is required by you at this time. Following the closing, you will receive instructions from AT&T. Employee shareholders who have questions about information included in the proxy statement should go to www.bellsouth.com/investor or call 1(877) 366-1576 for additional information.
Until the merger closes:
•	Stay focused on meeting customer needs, applying The Customer Rules! ® and successfully implementing BellSouth’s 2006 business objectives.

•	Each company will remain a separate entity.

•	You can access up-to-date information on the merger at the Merger News intranet site at http://my.bls.com/home/merger.

Directors, financial advisors and others in connection with the Board’s voting to approve the merger. We encourage you to read the proxy statement carefully and then vote your proxy.
You may receive multiple packets of information and proxy cards. It is important that you vote all the proxy cards you receive. Approval of the merger requires the affirmative vote of a majority of the outstanding shares of BellSouth common stock; therefore, not voting is the same as voting against the merger.
How do I vote my shares?
Shareholders can quickly and easily vote their shares by phone, online or mail. It is important that you vote all proxy cards received. Instructions for voting are included in the shareholder materials. Shareholders can also vote in person at the special meeting of shareholders. However, even if you plan to attend the special meeting, we encourage you to vote your shares as soon as possible by phone, online or by mailing your proxy card in the pre-paid envelope. If you vote by phone or online, you do not need to mail your proxy card.
How does the Board of directors recommend that I vote?
The BellSouth Board of Directors recommends that BellSouth shareholders vote “FOR” the proposal to approve the merger agreement.
What does it mean if I receive more than one BellSouth shareholder package?
If you receive more than one package of shareholder proxy materials, this means that you have multiple accounts holding BellSouth shares with brokers and/or our transfer agent. Please vote all of your shares by voting the proxy card included in each package. Additionally, to avoid receiving multiple sets of materials in the future, we recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. If you are a beneficial holder, please call your broker for instructions. If you are a registered shareholder, contact BellSouth Shareholder Services at 1 (800) 631-6001 for instructions regarding how to consolidate multiple accounts.

NOTE: In connection with the proposed merger, AT&T Inc. (“AT&T”) filed a registration statement on Form S-4 (Registration No. 333-132904), containing a joint proxy statement/prospectus of AT&T and BellSouth Corporation (“BellSouth”), with the Securities and Exchange Commission (the “SEC”) on June 2, 2006. Investors are urged to read the registration statement and the joint proxy statement/prospectus contained therein (including all amendments and supplements to it) because it contains important information. Investors may obtain free copies of the registration statement and joint proxy statement/prospectus, as well as other filings containing information about AT&T and BellSouth, without charge, at the SEC’s Web site (www.sec.gov). Copies of AT&T’s filings may also be obtained without charge from AT&T at AT&T’s Web site (www.att.com) or by directing a request to AT&T Inc. Stockholder Services, 175 E. Houston, San Antonio, Texas 78205. Copies of BellSouth’s filings may be obtained without charge from BellSouth at BellSouth’s Web site (www.bellsouth.com) or by directing a request to BellSouth at Investor Relations, 1155 Peachtree Street, N.E., Atlanta, Georgia 30309.